MAINSTAY GROUP OF FUNDS

MainStay ICAP Global Fund

(the “Fund”)

Supplement dated June 26, 2015 (“Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 27, 2015

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

On June 25, 2015, the Board of Trustees (“Board”) of MainStay Funds Trust, upon the recommendation of the Fund’s Manager, New York Life Investment Management LLC, approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. The Fund will be liquidated on or about September 30, 2015 (“Liquidation Date”).

In connection with the liquidation, the Board approved the closure of the Fund to all new investors as of July 1, 2015. Effective July 1, 2015, new account requests and exchanges into the Fund will no longer be accepted. Investors who own shares of the Fund on July 1, 2015 may continue to purchase shares, including through dividend reinvestments. However, the Board approved the closure of the Fund to purchases by existing shareholders effective September 18, 2015. These dates may be changed without notice at the discretion of the Fund’s officers.

Following the closure of the Fund to new investments, Institutional Capital LLC, the Fund’s subadvisor, will engage in business and activities for the purposes of winding down the Fund’s business affairs and transitioning the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact Fund performance. Those shareholders who remain invested in the Fund following the closure of the Fund to new or additional investments may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date. Effective immediately, any applicable contingent deferred sales charge will be waived for shareholders.

Prior to the Liquidation Date, shareholders of the Fund may:

•	Remain invested in the Fund;

•	Exchange their shares of the Fund for shares of the appropriate class of any other open MainStay Fund, subject to the requirements and limitations in the Prospectus; or

•	Redeem their shares at any time in the manner described in the Prospectus.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the shareholder’s proportionate interest in the net assets of the Fund. If you are an IRA or retirement plan investor and we do not receive instruction to exchange or redeem your shares prior to the Liquidation Date, the transfer agent will exchange your shares of the Fund into the same class of shares of the MainStay Money Market Fund,1 except that Class I shares of the Fund held in an IRA or retirement plan will be exchanged into Class A shares of the MainStay Money Market Fund.

1 An investment in the MainStay Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MainStay Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the MainStay Money Market Fund. Please refer to the MainStay Money Market Fund’s prospectus for additional information on the MainStay Money Market Fund’s principal investment objective, strategies, risks and expenses.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Effective on the Liquidation Date, all references to the Fund in the Prospectus and Statement of Additional Information are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.